New Fortress Energy Announces Sale of Jamaica Assets & Operations to Excelerate Energy NEW YORK--(BUSINESS WIRE)--Mar. 27, 2025-- New Fortress Energy Inc. (NASDAQ: NFE) (“NFE”) announced today that it has finalized a transaction with Excelerate Energy, Inc. (NYSE: EE) (“Excelerate”) to sell its assets and operations in Jamaica for $1.055 billion. Proceeds from the transaction will be used to reduce NFE’s corporate debt and for general corporate purposes. This transaction is expected to close in the second quarter of 2025 and marks a key step in NFE’s strategy to optimize its asset portfolio and enhance financial flexibility. The transaction includes the sale of NFE’s LNG import terminal in Montego Bay, offshore floating storage and regasification terminal in Old Harbour, and 150 MW Combined Heat and Power Plant in Clarendon, along with the associated infrastructure. Since entering Jamaica in 2016, NFE has partnered with the government, local businesses, and communities to expand access to cleaner, more affordable, and reliable energy. NFE’s investments have been critical in driving the country’s transition to a more sustainable energy future —generating hundreds of millions of dollars in fuel savings, reducing the island’s reliance on oil-based fuels, and supporting the growth of renewable energy. “This transaction with Excelerate is a meaningful step as we continue to streamline our operations,” said Wes Edens, Chairman and CEO of New Fortress Energy. “We are proud of the contributions we have made to Jamaica’s energy transition. Our Jamaican assets and employees are world-class and have played a significant role in improving both the cost and reliability of energy on the island, and we are confident that Excelerate will continue to drive meaningful progress for Jamaica’s energy future.” “Excelerate is committed to connecting affordable LNG supply to downstream demand centers around the world. We are pleased to have the opportunity to build on the success of NFE’s Jamaican assets,” said Steven Kobos, President and CEO of Excelerate Energy. “This acquisition will allow us to provide reliable, sustainable, and cost-effective energy solutions to the people of Jamaica for many years to come, while also expanding and diversifying Excelerate’s global market presence. Our focus in the coming months will be on working with the government and New Fortress Energy to ensure the transition is as seamless as possible.” Advisors Intrepid Financial Partners acted as financial advisor and Vinson & Elkins LLP acted as legal counsel to NFE. About New Fortress Energy Inc. New Fortress Energy Inc. (NASDAQ: NFE) is a global energy infrastructure company founded to address energy poverty and accelerate the world’s transition to reliable, affordable, and clean energy. The Company owns and operates natural gas and liquefied natural gas (LNG) infrastructure and an integrated fleet of ships and logistics assets to rapidly deliver turnkey energy solutions to global markets. Collectively, the Company’s assets and operations reinforce global energy security, enable economic growth, enhance environmental stewardship and transform local industries and communities around the world. About Excelerate Energy Excelerate Energy, Inc. is a U.S.-based LNG company located in The Woodlands, Texas. Excelerate is changing the way the world accesses cleaner forms of energy by providing integrated services along the LNG value chain with the objective of delivering rapid-to-market and reliable LNG solutions to customers. The Company offers a full range of services across the LNG value chain. Excelerate has a presence in Abu Dhabi, Antwerp, Boston, Buenos Aires, Chattogram, Dhaka, Doha, Dubai, Hanoi, Helsinki, London, Rio de Janeiro, Singapore, and Washington, DC. For more information, please visit www.excelerateenergy.com. Cautionary Statement Concerning Forward-Looking Statements This press release contains certain statements and information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “can,” “could,” “should,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “believes,” “schedules,” “progress,” “targets,” “budgets,” “outlook,” “trends,” “forecasts,” “projects,” “guidance,” “focus,” “on track,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” or the negative version of those words or other comparable words. Forward looking statements include statements regarding the proposed transaction, including deleveraging following the closing of the transaction and other anticipated benefits from the transaction. These forward-looking statements are based upon current information and involve a number of risks, uncertainties and other factors, many of which are outside of the Company’s control. Actual results or events may differ materially from the results or events anticipated in these forward-looking statements. Specific factors that could cause actual results or events to differ from those in the forward- looking statements include, but are not limited to: our success in executing and completing, including satisfying closing conditions for, the sale of our Jamaica business announced today, the anticipated proceeds and benefits from that transaction and the timing of closing; our strategy and plans for the remaining portion of the Company, including the structure, form, timing and nature of potential actions with respect to the Company’s business in the future and the characteristics of the business going forward; our capital allocation plans, as such plans may change including with respect to de-leveraging actions, the timing and amount of Company dividends, organic investments, and other priorities; operational execution by our businesses; changes in law, economic and financial conditions, including the effect of enactment of U.S. tax reform or other tax law changes, trade policy and tariffs, interest and exchange rate volatility, commodity and equity prices and the value of financial assets; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of SEC and other investigative and legal proceedings; the other factors that are described in "Forward-Looking Statements" in the Company’s most recent earnings release or SEC filings; and the other factors that are described in "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2024, as updated in our Quarterly Reports on Form 10-Q . These factors are not necessarily all of the important factors that could cause actual results or events to differ materially from those expressed in any of the Company’s forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results or events. Any forward-looking statement speaks only as of the date on which it is made, and we undertake no duty to update or revise any forward-looking statements, even though our situation may change in the future or we may become aware of new or updated information relating to such forward-looking statements. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in New Fortress Energy Inc.’s annual and quarterly reports filed with the Securities and Exchange Commission, which could cause its actual results to differ materially from those contained in any forward-looking statement. View source version on businesswire.com: https://www.businesswire.com/news/home/20250327770719/en/ Investors ir@newfortressenergy.com Media press@newfortressenergy.com Source: New Fortress Energy Inc.